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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): SEPTEMBER 14, 2005

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

         0-16401                                          33-0215295
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(Commission File Number)                       (IRS Employer Identification No.)


11420 MATHIS AVENUE, DALLAS, TEXAS                                   75234
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 14, 2005, Advanced Materials Group, Inc. and subsidiaries ("ADMG") notified Whitley Penn, the independent accounting firm that was engaged as ADMG's public accountant to audit ADMG's consolidated financial statements, that it intended to engage new independent public accountants, and dismissed Whitley Penn as ADMG's independent public accountant.

         As previously reported by ADMG in Form 8-K/A No. 1 for May 25, 2004, Whitley Penn was engaged on May 25, 2004 to replace the previous auditor, BDO Seidman, LLP. Due to concerns with the cost of their services, ADMG is replacing Whitley Penn. Also due to cost concerns, ADMG did not have Whitley Penn issue an audit report or any review reports on ADMG's consolidated financial statements as of and for ADMG's fiscal year ended November 30, 2004.

         ADMG's decision to change independent public accountants was approved by ADMG's audit committee and board of directors. In connection with services provided to ADMG for its most recent fiscal year ended November 30, 2004, and through September 14, 2005, there were no disagreements with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Whitley Penn's satisfaction, would have caused Whitley Penn to make reference to the subject matter of the disagreements in connection with any audit or review reports Whitley Penn would have issued on ADMG's consolidated financial statements for such periods, if those consolidated financial statements had been finalized. For the fiscal year ended November 30, 2004 and through September 14, 2005, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         On September 20, 2005, ADMG provided Whitley Penn with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. ADMG requested that Whitley Penn furnish ADMG with a letter addressed to the Securities and Exchange Commission stating whether Whitley Penn agrees with the statements being made by ADMG in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Whitley Penn's letter is attached as Exhibit 16 to this Form 8-K.

         On September 14, 2005, ADMG engaged Catherine Fang, CPA, LLC ("Fang") as its new independent public accountants. During the fiscal years ended November 30, 2004 and 2003 and through September 14, 2005, ADMG has not consulted with Fang with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ADMG's consolidated financial statements or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)      EXHIBITS.

         16 Letter dated September 20, 2005 from Whitley Penn regarding change in certifying accountant

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 22, 2005         ADVANCED MATERIALS GROUP, INC.


                                    By:  /S/ WILLIAM G. MORTENSEN
                                         --------------------------------------
                                         William G. Mortensen,
                                         President and Chief Financial Officer

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                    INDEX TO EXHIBITS FILED WITH THIS REPORT

  Exhibit
  Number          Description
  ------          -----------

         16 Letter dated September 20, 2005 from Whitley Penn regarding change in certifying accountant








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